UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 27, 2018

Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 OPUS PLACE, SUITE 530

DOWNERS GROVE, ILLINOIS 60515

(Address of Principal Executive Offices) (Zip Code)

(414) 615-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

Roadrunner Transportation Systems, Inc. (the “Company”) is filing this Form 8-K to correct an immaterial error in the Company’s unaudited condensed consolidated financial statements for the quarterly period ended September 30, 2018 previously included in its Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on November 7, 2018. The Company has included in this Form 8-K revised unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2018, the notes thererto, and a revised Management’s Discussion and Analysis of Consolidated Financial Condition and Results of Operations (“MD&A”), which are attached as Exhibit 99.1 hereto and incorporated herein by reference.

Subsequent to the issuance of the condensed consolidated financial statements for the interim period ended September 30, 2018, management identified an immaterial error related to the financing of insurance premiums, resulting in an understatement of prepaid expenses and other current assets, and of accrued expenses and other current liabilities in the amount of $15.9 million.

There was no impact on the unaudited condensed consolidated statement of operations.

The following table summarizes the impact of the immaterial error on select unaudited condensed consolidated statement of cash flows line items for the nine months ended September 30, 2018 (in thousands):

Nine Months Ended September 30, 2018	As previously reported	Adjustment	As revised
Cash flows from operating activities:
Changes in:
Prepaid expenses and other assets	$(15,636)	$1,882	(13,754)
Accrued expenses and other liabilities	10,274	(13,412)	(3,138)
Net cash provided by (used in) operating activities	9,547	(11,530)	(1,983)
Cash flows from financing activities:
Proceeds from insurance premium financing	—	17,782	17,782
Payments on insurance premium financing	—	(6,252)	(6,252)
Net cash provided by (used in) financing activities	(9,624)	11,530	1,906

The information contained in Exhibit 99.1 to this Form 8-K is not an amendment to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2018. Exhibit 99.1 to this Form 8-K supersedes the following Items in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018 to correct the immaterial error related to the financing of insurance premiums during the quarter:

Part I, Item 1.	Revised Financial Statements (Unaudited)

Part I, Item 2.	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations

All other information in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018 remains unchanged. Unaffected portions of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018 have not been repeated in, and are not amended or modified by, this Current Report on Form 8-K or Exhibit 99.1 to this Form 8-K. This Current Report on Form 8-K does not reflect events occurring subsequent to the filing of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018 and does not modify or update the disclosures therein in any way, other than as required to reflect the immaterial error described above and as set forth in the exhibit attached hereto.

Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the MD&A in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018 for any information, uncertainties, risks, events or trends occurring or known to management. For developments since the filing of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018, please refer to the filings the Company has made with the SEC since the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018 was filed with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018 and such subsequent filings.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Revised Unaudited Condensed Consolidated Financial Statements and Notes thereto

101	The following financial statements and notes from the Company’s Current Report on Form 8-K revised for the quarterly period ended September 30, 2018, filed on November 7, 2018, formatted in XBRL: (i) Condensed Consolidated Balance Sheets as of September 30, 2018 and December 31, 2017; (ii) Condensed Consolidated Statements of Operations for the three months ended and nine months ended September 30, 2018; (iii) Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2018 and 2017; and (vi) Notes to Unaudited Condensed Consolidated Financial Statements.

Exhibit Index

Exhibit No.	Description

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Revised Unaudited Condensed Consolidated Financial Statements and Notes thereto

101	The following financial statements and notes from the Company’s Current Report on Form 8-K revised for the quarterly period ended September 30, 2018, filed on November 7, 2018, formatted in XBRL: (i) Condensed Consolidated Balance Sheets as of September 30, 2018 and December 31, 2017; (ii) Condensed Consolidated Statements of Operations for the three months ended and nine months ended September 30, 2018; (iii) Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2018 and 2017; and (vi) Notes to Unaudited Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: December 27, 2018	By:	/s/ Terence R. Rogers
Name: Terence R. Rogers
Title: Chief Financial Officer